UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement
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ORBITAL SCIENCES CORPORATION
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on April 25, 2012.
ORBITAL SCIENCES CORPORATION

You are receiving this communication because you hold shares in Orbital Sciences Corporation, and the materials you should review before you cast your vote are now available.  This is not a ballot.  You cannot use this notice to vote these shares.

ORBITAL SCIENCES CORPORATION
45101 WARP DRIVE
DULLES, VA  20166
Meeting Information
Meeting Type:	Annual Meeting
For holders as of:	February 27, 2012
Date: April 25, 2012	Time: 9:00 a.m., Eastern Time
Location:	45101 Warp Drive Dulles, Virginia 20166
To obtain directions to attend the meeting and vote in person, please call (703) 406-5000.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.  You may view the company’s Proxy Statement and Annual Report online at www.proxyvote.com.

If you want to receive a paper or e-mail copy of these documents, you must request one.  There is NO charge to you for requesting a copy.  Please make your request for a copy as instructed on the reverse side of this notice on or before April 12, 2012 to facilitate timely delivery.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
OUR NOTICE AND PROXY STATEMENT AND ANNUAL REPORT
How to View Online:  Have the information that is printed in the boxed marked by the arrow   (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:  If you want to receive a paper or e-mail copy of these documents, you must request one.  There is NO charge for requesting a copy.  Please choose one of the following methods to make your request:

1) BY INTERNET: 2) BY TELEPHONE: 3) BY E-MAIL*:	www.proxyvote.com 1-800-579-1639 sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make your request for a copy as instructed above on or before April 12, 2012 to facilitate timely delivery.

—  How To Vote  —
Please Choose One of the Following Voting Methods

Vote In Person:  If you are a stockholder of record as of the record date, or hold a legal proxy for a stockholder of record, you are invited to attend the annual meeting, and you may vote in person.  At the annual meeting you will need to request a ballot to vote.

Vote By Internet:  To vote now by Internet, go to www.proxyvote.com.  Have the information that is printed in the box marked by the arrow   available and follow the instructions.  You may use the Internet to transmit your voting instructions up until 11:59 pm. Eastern Time on Tuesday, April 24, 2012.

Vote By Mail:  You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends you vote “FOR” each of the listed nominees:

1.	To elect five Directors, each to serve for a three-year term ending in 2015.

Nominees:
	1a. 1b. 1c. 1d. 1e.	Robert M. Hanisee James G. Roche Harrison H. Schmitt James R. Thompson Scott L. Webster
The Board of Directors recommends you vote “FOR” proposals 2, 3, and 4.

2.	To ratify the appointment of PricewaterhouseCoopers LLP as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

3.	To approve, by advisory vote, the compensation paid to our named executive officers, as described in the company’s proxy statement.

4.	To approve the Amended and Restated 2005 Stock Incentive Plan.